SIGNIFICANT ACCOUNTING POLICIES: Intangible Assets- (Policies)	12 Months Ended
Dec. 31, 2012
Policies
Intangible Assets-

Intangible Assets

The Company records the purchase of intangible assets not purchased in a business combination in accordance with the ASC Topic 350 and records intangible assets acquired in a business combination in accordance with ASC Topic 805. In connection with the purchases of Castrovilla. and Xnergy. The Company has recorded $11,595,475 as the value of customer contracts and franchises. In 2011 the Company paid $277,000 for a license to energy conservation technology. The license was cancelled in 2012. These amounts are being amortized over their estimated useful lives of 5 years. The Company recorded amortization expense of $2,342,178 and $1,114,648 during the years ended December 31, 2012 and 2011, respectively. Annual amortization expense will be $2,319,075 through 2016.